Significant transactions - IMG Acquisition - Series A Redeemable Preference Shares (Details) - IMG - Series A redeemable preference shares - USD ($) $ / shares in Units, $ in Millions	Nov. 05, 2018	May 26, 2017
Temporary Equity [Line Items]
Redeemable preferred shares authorized (in shares)		150,000
Redeemable preferred shares issued as a consideration (in shares)		100,000
Redeemable preference share liquidation preference per share (in dollars per share)		$ 1,000
Maximum redeemable preferred shares available pursuant to earnout (in shares)		50,000
Redemption of redeemable preference shares in cash	$ 95.0